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                                                                   Exhibit 10.23


                       SECOND LOAN MODIFICATION AGREEMENT

        This Second Loan Modification Agreement is entered into as of July 11, 2002, by and between Stereotaxis, Inc. ("Borrower") whose address is 4041 Forest Park Avenue, St. Louis, Missouri 63108 and Silicon Valley Bank ("Bank") whose address is 3003 Tasman Drive, Santa Clara, CA 95054, with a loan production office at 230 West Monroe, Suite 730, Chicago, Illinois 60606.

1. DESCRIPTION OF EXISTING INDEBTEDNESS; Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Revolving Loan and Security Agreement dated as of March 19, 2002, as may be amended from time to time (the "Financing Agreement"). The Financing Agreement provided for, among other things, Revolving Advances of, up to TWO MILLION AND 00/100 Dollars ($2,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Financing Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Financing Agreement.

Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.      DESCRIPTION OF CHANGE IN TERMS.

        A.      Modification to Financing Agreement.
                The Financing Agreement is hereby amended to provide that:

                The period in which Borrower may borrow up to $500,000 of Non-Formula Borrowings shall be extended from July 1, 2002 to October 4, 2002.

        B.      Amendment to Financing Agreement.

                SECTION 13.1 DEFINITIONS, is hereby amended by deleting the last sentence of the definition of "BORROWING BASE" and substituting the following:

                        Notwithstanding the foregoing, Borrower may borrow up to
                $500,000 subject to availability under the Committed Revolving Line, but not subject to the Borrowing Base ("Non-Formula Borrowings"), which Non-Formula Borrowings shall be repaid in full on or before October 4, 2002.


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4.      WAIVER OF DEFAULTS. The Bank hereby waives and releases the Borrower from any and all defaults under the Financing Agreement existing prior to the date hereof.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. PAYMENT OF EXPENSES. Borrower shall pay to Bank all fees and expenses incurred in negotiating and drafting this Second Loan Modification Agreement.

7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Second Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Second Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Second Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. The terms of this paragraph apply not only to this Second Loan Modification Agreement, but also to all subsequent loan modification agreements.

9. CONDITIONS. The effectiveness of this Second Loan Modification Agreement is conditioned upon (i) execution by Borrower of this Second Loan Modification Agreement; and (ii) payment by Borrower of all fees and expenses required under this Agreement:


                           [Signature Pages To Follow]

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          This Second Loan Modification Agreement is executed as of the date first written above.



BORROWER:                                         BANK:

STEREOTAXIS, INC.                                 SILICON VALLEY BANK



By:    /s/ Nicola J.H. Young                      By:
       -------------------------                        ------------------------

Name:  Nicola J.H. Young                          Name:
       -------------------------                        ------------------------

Title: Chief Financial Officer                    Title:
       -------------------------                        ------------------------




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